SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

PENN TREATY AMERICAN CORPORATION

(Name of Registrant as Specified In Its Charter)

__________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 28, 2007

TO THE SHAREHOLDERS OF PENN TREATY AMERICAN CORPORATION

The Special Meeting of Shareholders of Penn Treaty American Corporation (“Penn Treaty”) will be held at the principal executive offices of Penn Treaty, 3440 Lehigh Street, Allentown, Pennsylvania, on December 28, 2007 at 9:00 a.m. to consider and vote upon the following proposals:

1.	the approval of the grant of stock options to Patpatia & Associates, Inc.

2.	the approval of the grant of stock options to Bradley Management Services, LLC.

3.	to transact other business that properly comes before the Special Meeting, or any adjournments or postponements thereof.

Only those holders of Penn Treaty’s common stock of record at the close of business on November 23, 2007 shall be entitled to notice of, and to vote at, the Special Meeting.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY. TO VOTE YOUR SHARES, YOU CAN USE THE INTERNET OR CALL A TOLL-FREE TELEPHONE NUMBER AS DESCRIBED IN THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF PENN TREATY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

By Order of the Board of Directors,
Jane Menin Bagley, Secretary

Allentown, Pennsylvania

November __, 2007

[Preliminary Copy]

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 28, 2007

INTRODUCTORY STATEMENT

Penn Treaty American Corporation (“Penn Treaty” or the “Company”) is a Pennsylvania corporation with its principal executive offices located at 3440 Lehigh Street, Allentown, Pennsylvania 18103, telephone number (610) 965-2222. This Proxy Statement is being furnished to our shareholders in connection with the solicitation by our Board of Directors of proxies to be voted at the Special Meeting of Shareholders of Penn Treaty to be held on December 28, 2007, at the offices of Penn Treaty, 3440 Lehigh Street, Allentown, Pennsylvania at 9:00 a.m., or at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are first being mailed to our shareholders on or about November __, 2007.

For your information, our subsidiaries are Senior Financial Consultants Company (the "Agency"), Penn Treaty Network America Insurance Company ("PTNA"), American Network Insurance Company ("ANIC"), American Independent Network Insurance Company of New York (“AINIC”), United Insurance Group Agency, Inc. (“UIG”) and Network Insurance Senior Health Division, Inc. (“NISHD”).

ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, shareholders will act upon the following matters: the approval of the grant of stock options to Patpatia & Associates, Inc.; the approval of the grant of stock options to Bradley Management Services, LLC; and any other business that may properly be brought before the Special Meeting.

Who is entitled to vote?

Only shareholders of record on the record date, which was the close of business on November 23, 2007, will be entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Each share of common stock is entitled to one vote.

How do I vote?

To vote your shares, you can use the Internet or call a toll-free telephone number as described in the instructions on your proxy card, or properly complete, sign, date and return your proxy card to us. If you are a registered shareholder and attend the Special Meeting, you may deliver your completed proxy card in person or vote in person at the Special Meeting. However, we encourage you to vote your shares by Internet, telephone or mail in advance of the meeting.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting business to be conducted at the Special Meeting. As of the record date of November 23, 2007, _____ shares of common stock were issued and outstanding, held by _______ shareholders of record.

How does discretionary voting authority apply?

If you sign and return your proxy card, but do not make any selections, you give discretionary authority to the persons named as proxy holders on the proxy card, Francis R. Grebe, Peter M. Ross and Eugene J. Woznicki, to vote on the proposals and any other matters that may arise at the Special Meeting.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the proxy holders will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

•	FOR the approval of the grant of stock options to Patpatia & Associates, Inc.; and

•	FOR the approval of the grant of stock options to Bradley Management Services, LLC.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve the grants of stock options to Patpatia & Associates, Inc. and Bradley Management Services, LLC?

The approval of the grants of stock options to Patpatia & Associates, Inc. and Bradley Management Services, LLC will require the affirmative vote, either in person or by proxy, of the holders of shares representing at least a majority of the votes cast at the meeting, provided that the total vote cast on the proposal represents over 50% of the outstanding shares of Common Stock. Abstentions and broker non-votes will be included in the calculation of a quorum but will have no effect on the result of the vote.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Penn Treaty either a notice of revocation or a duly executed proxy bearing a date later than the date on the proxy you submitted. The powers of the proxy holders to vote your proxy will be suspended if you attend the Special Meeting in person and request to change your vote or vote in person, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

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Who bears the cost of solicitation of proxies?

We bear the cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to shareholders in connection with the solicitation of proxies for the Special Meeting. We have retained the services of Georgeson Shareholder at a cost of approximately $7,000 to perform proxy solicitation activities on our behalf.

When are shareholder proposals due for the Year 2007 Annual Meeting?

To be included in next year's proxy statement, shareholder proposals must be submitted in writing by ______ __, 2007 to: Secretary, Penn Treaty American Corporation, 3440 Lehigh Street, Allentown, PA 18103. Shareholder proposals submitted after ______ __, 2007 will not be included in the proxy statement but may be raised at the 2007 Annual Meeting. However, the persons named in the proxy card for the 2007 Annual Meeting will be allowed to use their discretionary voting authority with respect to shareholder proposals submitted after ______ __, 2007 when the proposal is raised at the 2007 Annual Meeting, without any discussion of the matter in the proxy statement for that meeting.

Penn Treaty’s Website: www.penntreaty.com

Penn Treaty’s website address is www.penntreaty.com, and access to information on the website is free of charge (except for any Internet provider or telephone charges). We provide access through our website to all SEC filings submitted by us and to current information relating to corporate governance. Copies of our Audit Committee Charter, our Nominating and Corporate Governance Committee Charter, our Code of Ethics for the Chief Executive Officer and Senior Financial Executives, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics for all employees, our Compensation Committee Charter and other matters impacting our corporate governance program are accessible on our website. Copies of these documents may also be obtained free of charge by contacting Penn Treaty American Corporation, 3440 Lehigh Street, Allentown, PA 18103, Attention: Corporate Secretary. We intend to post on our website any amendments to, or waivers from, our Code of Ethics for the Chief Executive Officer and Senior Financial Executives, which are required to be disclosed by applicable law, rule or regulation. Information contained on Penn Treaty’s website is not part of this Proxy Statement.

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PRINCIPAL SHAREHOLDERS

The following table sets forth, as of November 14, 2007, information with respect to the beneficial ownership of our Common Stock by (i) each person known to Penn Treaty to own more than 5% of the outstanding shares of our Common Stock, (ii) each Director, the Chief Executive Officer, the Chief Financial Officer and the three most highly compensated Executive Officers and (iii) all Directors and Executive Officers as a group. Except as set forth in the table, we do not know of any person who beneficially owns 5% or more of the outstanding shares of our Common Stock.

Name and Address(1)	Shares Beneficially Owned(2)	Percentage Ownership(3)
(i) Certain Beneficial Owners(4):
Elkhorn Partners, LP(5)	2,304,150	9.9%
Whitebox Advisors LLC(6)	2,079,577	8.9%
Dimensional Fund Advisors LP(7)	1,472,503	6.3%
Goldman Capital Management Inc.(8)	1,213,500	5.2%
Atlas Capital Management, L.P.(9)	1,204,169	5.2%
(ii) Directors and Executive Officers:
William W. Hunt, Jr. (10)	176,604	*
Alexander M. Clark (11)	29,127	*
Mark D. Cloutier (12)	17,288	*
Patrick E. Falconio (13)	26,878	*
Francis R. Grebe (14)	20,428	*
James M. Heyer (15)	727	*
Matthew W. Kaplan (16)	18,408	*
Stephen R. La Pierre (17)	4,804	*
Peter M. Ross (18)	21,344	*
Bruce A. Stahl	6,250	*
Domenic P. Stangherlin (19)	41,993	*
Cameron B. Waite (20)	60,557	*
Eugene J. Woznicki (21)	9,018	*
(iii) All Directors and Executive Officers as a group:
All Directors and Executive Officers as a group (13 persons) (22)	433,426	1.8%

* Less than 1%

_____________________

(1)	Unless otherwise noted, the address of each person named above is in care of Penn Treaty American Corporation 3440 Lehigh Street, Allentown, Pennsylvania 18103.

(2)

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission. Shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of November 14, 2007 are deemed outstanding for computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as otherwise indicated, Penn Treaty believes that the beneficial owners of the Common Stock listed above,

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based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the shareholders listed in the table.

(3)	Based on 23,290,712 shares issued and outstanding as of November 14, 2007.

(4)

Other investors who purchased significant portions of the 6¼% convertible subordinated notes due 2008 (“Notes”) may beneficially own 5% or more of the outstanding shares of Common Stock. The Notes were automatically converted into Common Stock on November 4, 2005 pursuant to the Indentures under which such Notes were issued.

(5)

According to the Schedule 13D executed by Elkhorn Partners LP (“Elkhorn”) and filed with the Securities and Exchange Commission on October 25, 2007, its address is 2222 Skyline Drive, Elkhorn, Nebraska 68022. The general partner of Elkhorn is Parsow Management LLC (“Parsow Management”) and the sole manager of Parsow Management is Alan S. Parsow. As a result of these relationships, Parsow Management and Mr. Parsow may be deemed to have or share voting and/or investment power with respect to the shares held by or for the account or benefit of Elkhorn.

(6)

According to the Schedule 13G executed by Whitebox Advisors LLC and filed with the Securities and Exchange Commission on March 17, 2005, its address is 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416.

(7)

According to the Schedule 13G/A executed by Dimensional Fund Advisors LP and filed with the Securities and Exchange Commission on February 9, 2007, its address is 1299 Ocean Avenue, Santa Monica, California 90401.

(8)

According to the Schedule 13G executed by Goldman Capital Management Inc. and filed with the Securities and Exchange Commission on September 12, 2007, its address is 320 Park Avenue, New York, New York 10022.

(9)

According to the Schedule 13G/A executed by Atlas Capital Management, L.P. (“Atlas Capital Management”) and filed with the Securities and Exchange Commission on February 14, 2007, its address is 100 Crescent Court, Suite 880, Dallas, Texas 75201. RHA, Inc. (“RHA”) is the general partner of Atlas Capital Management, L.P. and Robert H. Alpert is the President and sole director of RHA. As a result of these relationships, RHA and Mr. Alpert may be deemed to have or share voting and/or investment power with respect to the shares held by or for the account or benefit of Altas Capital Management.

(10)	Includes exercisable options to purchase 159,104 shares of Common Stock.

(11)	Includes exercisable options to purchase 18,128 shares of Common Stock.

(12)	Includes exercisable options to purchase 15,973 shares of Common Stock.

(13)	Includes exercisable options to purchase 13,128 shares of Common Stock.

(14)	Includes exercisable options to purchase 18,128 shares of Common Stock.

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(15)	Includes 679 shares held indirectly via 401(k) Plan.

(16)	Includes exercisable options to purchase 18,128 shares of Common Stock.

(17)	Includes exercisable options to purchase 4,223 shares of Common Stock.

(18)	Includes shares held in trust, for which Mr. Ross is settlor and trustee, and exercisable options to purchase 16,044 shares of Common Stock.

(19)	Includes exercisable options to purchase 18,128 shares of Common Stock.

(20)	Includes exercisable options to purchase 48,257 shares of Common Stock.

(21)	Includes exercisable options to purchase 6,045 shares of Common Stock.

(22)	Includes exercisable options held by members of the group to purchase 335,286 shares of Common Stock.

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PROPOSAL I — APPROVAL OF OPTION GRANT TO PATPATIA & ASSOCIATES, INC.

On May 10, 2007, the Company entered into an Option Agreement with Patpatia & Associates, Inc. (“Patpatia”) (the “Patpatia Option Agreement”). The Company and Patpatia are also parties to a Consulting Agreement (the “Patpatia Consulting Agreement”) pursuant to which Patpatia provides consulting services to the Company with the objective of increasing the distribution of the Company’s long-term care insurance and other complementary offerings to current and potential customers.

The Patpatia Option Agreement provides for a grant by the Company to Patpatia of an option to purchase 600,000 shares of the Company’s Common Stock, par value $0.10 per share (the “Patpatia Option Grant”), subject to approval by the Company’s shareholders as required by the rules and regulations of the NYSE.

Summary of the Patpatia Option Grant

A summary of the principal features of the Patpatia Option Agreement and Patpatia Option Grant is provided below. The summary is not meant to be a complete description and reference should be made to the full text of the Patpatia Option Agreement, which is attached hereto as Appendix A. All capitalized terms used in this summary and not otherwise defined shall have the meanings ascribed to them in the Patpatia Option Agreement.

Purpose

The purpose of the Patpatia Option Grant is to provide additional compensation for the consulting services provided under the Patpatia Consulting Agreement.

Grant of Options

The Patpatia Option Agreement provides for a grant by the Company to Patpatia of an option to purchase 600,000 shares of the Company’s Common Stock, par value $0.10 per share.

Patpatia is an “accredited investor” as defined in Rule 501 under the Securities Exchange Act of 1933, as amended (the “Act”), and the option grant is a private placement exempt from registration under Rule 506 under the Act.

Option Price

Under the Patpatia Option Agreement, the exercise price will be equal to the closing price of the Company’s Common Stock on the NYSE on the date on which the Patpatia Option Grant is approved by the Company’s shareholders.

Option Vesting

The options will vest over five years as set forth in the table below:

Date of Vesting	Vested Options*
Immediate upon the Option Grant Date	60,000

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Year 1 Vesting Date (July 1, 2008)	100,000
Year 2 Vesting Date (April 1, 2009)	100,000
Year 3 Vesting Date (April 1, 2010)	100,000
Year 4 Vesting Date (April 1, 2011)	120,000
Year 5 Vesting Date (April 1, 2012)	120,000
TOTAL	600,000

*Number of options vesting on a particular date are subject to adjustment based on the achievement by Patpatia of certain performance objectives, as set forth in the Patpatia Option Agreement.

Exercise of Options

The options are exercisable for a period of 10 years from the Option Grant Date.

Cash Payments in Lieu of Options

The Patpatia Option Agreement provides for cash payments in lieu of options as set forth in the table below in the event that the Patpatia Option Grant is not approved by the Company’s shareholders by December 31, 2007.

Date	Payment
December 31, 2007	$ 450,000
July 1, 2008 (Year 1 Vesting Date)	750,000
April 1, 2009 (Year 2 Vesting Date)	750,000
April 1, 2010 (Year 3 Vesting Date)	750,000
April 1, 2011 (Year 4 Vesting Date)	900,000
April 1, 2012 (Year 5 Vesting Date)	900,000

If the Patpatia Option Grant is approved by the shareholders at a later date, the Company shall not be obligated to make the remaining cash payments and shall instead grant that number of Options for which the vesting dates have not passed. The Company may also have to make Additional Cash Payments if the Patpatia Option Grant is approved after December 31, 2007.

Federal Tax Consequences

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed and may vary from locality to locality.

Patpatia will not be deemed to receive any income at the time an option is granted or at the time an option vests, nor will the Company be entitled to a deduction at such times. However, when an option is exercised, Patpatia will be deemed to receive compensation taxable as ordinary income in an amount equal to the difference between the exercise price of the option and the fair market value of the shares received upon the exercise of the option. Provided that the Company complies with Internal Revenue Service information return reporting requirements, the Company will (subject to any applicable Code limitation) be entitled to a tax deduction in an amount equal to the amount of compensation taxable as ordinary income when such income is recognized by Patpatia.

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Upon any subsequent sale of the shares acquired upon the exercise of an option, Patpatia will recognize any gain (the excess of the amount received over the fair market value of the shares on the date of exercise) or loss (the excess of the fair market value of the shares on the date of exercise over the amount received) as a long-term or short-term capital gain or loss, depending on the holding period of the shares. However, no additional tax deduction will be allowed to the Company at the time of any sale of such shares by Patpatia.

If all or any part of the exercise price of an option is paid by Patpatia with shares of the Company, no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the option equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated as though issued upon the exercise of the option for an option exercise price payable in cash (as described in the preceding paragraphs) and will be compensation taxable as ordinary income to Patpatia to the extent their fair market value exceeds the cash amount deemed to have been paid. The Company's tax deduction will not be affected by whether the exercise price is paid in cash or in shares.

Upon exercise of an option, the Company has the right to require Patpatia to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements and to take whatever other action the Company reasonably deems necessary to protect its interests with respect to such withholding requirements, including the right to withhold amounts from any other payment otherwise due Patpatia. The Company may withhold delivery to Patpatia of any certificates for the shares acquired through an option exercise until the withholding tax requirements are satisfied.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PATPATIA OPTION GRANT.

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PROPOSAL II - APPROVAL OF OPTION GRANT TO BRADLEY MANAGEMENT SERVICES, LLC

On June 1, 2007, the Company entered into an Option Agreement with Bradley Management Services, LLC (“BMS”) (the “BMS Option Agreement”). The Company and BMS are also parties to a Consulting and Marketing Agreement (the “BMS Consulting Agreement”) pursuant to which BMS will provide consulting services to the Company in connection with various executive management, information technology and marketing projects.

The BMS Option Agreement provides for a grant by the Company to BMS of an option to purchase 200,000 shares of the Company’s Common Stock, par value $0.10 per share (the “BMS Option Grant”), subject to approval of the Company’s shareholders as required by the rules and regulations of The New York Stock Exchange, Inc. (“NYSE”).

Summary of the BMS Option Grant

A summary of the principal features of the BMS Option Agreement and BMS Option Grant is provided below. The summary is not meant to be a complete description and reference should be made to the full text of the BMS Option Agreement, which is attached hereto as Appendix B. All capitalized terms used in this summary and not otherwise defined shall have the meanings ascribed to them in the BMS Option Agreement.

Purpose

The purpose of the BMS Option Grant is to provide additional compensation for the Services provided under the Consulting and Marketing Agreement.

Grant of Options

The BMS Option Agreement provides for a grant by the Company to BMS of an option to purchase 200,000 shares of the Company’s Common Stock, par value $0.10 per share.

BMS is an “accredited investor” as defined in Rule 501 under the Securities Exchange Act of 1933, as amended (the “Act”), and the BMS Option Grant is a private placement exempt from registration under Rule 506 under the Act.

Option Price

Under the BMS Option Agreement, the exercise price will be equal to the closing price of the Company’s Common Stock on the NYSE on the date on which the option grant is approved by the Company’s shareholders.

Option Vesting

The options will vest over five years as set forth in the table below:

Date of Vesting	Vested Options*
Immediate upon the Option Grant Date	20,000
Year 1 Vesting Date (July 1, 2008)	33,333

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Year 2 Vesting Date (April 1, 2009)	33,333
Year 3 Vesting Date (April 1, 2010)	33,333
Year 4 Vesting Date (April 1, 2011)	40,000
Year 5 Vesting Date (April 1, 2012)	40,000
TOTAL	200,000

*Number of options vesting on a particular date are subject to adjustment based on the achievement by BMS of certain performance objectives, as set forth in the BMS Option Agreement.

Exercise of Options

The options are exercisable for a period of 10 years from the Option Grant Date. Options may be exercised for a period of 30 days following termination by BMS of the BMS Consulting Agreement or by the Company for cause or upon the death or disability of Ralph H. Bradley, Jr. Any Options not exercised within such 30 day period shall be forfeited.

Cash Payments in Lieu of Options

The BMS Option Agreement provides for cash payments in lieu of options as set forth in the table below in the event that the BMS Option Grant is not approved by the Company’s shareholders by December 31, 2007.

Date	Payment
December 31, 2007	$ 80,000
July 1, 2008 (Year 1 Vesting Date)	133,333
April 1, 2009 (Year 2 Vesting Date)	133,333
April 1, 2010 (Year 3 Vesting Date)	133,333
April 1, 2011 (Year 4 Vesting Date)	160,000
April 1, 2012 (Year 5 Vesting Date)	160,000

If the BMS Option Grant is approved by the shareholders at a later date, the Company shall not be obligated to make the remaining cash payments and shall instead grant that number of options for which the vesting dates have not passed. The Company may also have to make Additional Cash Payments if the BMS Option Grant is approved after December 31, 2007.

Federal Tax Consequences

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed and may vary from locality to locality.

BMS will not be deemed to receive any income at the time an option is granted or at the time an option vests, nor will the Company be entitled to a deduction at such time. However, when an option is exercised, BMS will be deemed to receive compensation taxable as ordinary income in an amount equal to the difference between the exercise price of the option and the fair market value of the shares received upon the exercise of the option. Provided that the Company complies with Internal Revenue Service information return reporting requirements, the Company will (subject to any applicable Code limitation) be entitled to a tax deduction in an amount equal to the

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amount of compensation taxable as ordinary income when such income is recognized by BMS.

Upon any subsequent sale of the shares acquired upon the exercise of an option, BMS will recognize any gain (the excess of the amount received over the fair market value of the shares on the date of exercise ) or loss (the excess of the fair market value of the shares on the date of exercise over the amount received) as a long-term or short-term capital gain or loss, depending on the holding period of the shares. However, no additional tax deduction will be allowed to the Company at the time of any sale of such shares by BMS.

If all or any part of the exercise price of an option is paid by BMS with shares of the Company, no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the option equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated as though issued upon the exercise of the option for an option exercise price payable in cash (as described in the preceding paragraphs) and will be compensation taxable as ordinary income to BMS to the extent their fair market value exceeds the cash amount deemed to have been paid. The Company's tax deduction will not be affected by whether the exercise price is paid in cash or in shares.

Upon exercise of an option, the Company has the right to require BMS to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements and to take whatever other action the Company reasonably deems necessary to protect its interests with respect to such withholding requirements, including the right to withhold amounts from any other payment otherwise due BMS. The Company may withhold delivery to BMS of any certificates for the shares acquired through an option exercise until the withholding tax requirements are satisfied.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE BMS OPTION GRANT.

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OTHER MATTERS

At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the Special Meeting is that which is presented above. If any other matter or matters are properly brought before the Special Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote proxies on such matters in accordance with their judgment.

By Order of the Board of Directors,
Jane Menin Bagley, Secretary

Allentown, Pennsylvania

November __, 2007

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[Preliminary Copy]

REVOCABLE PROXY

PENN TREATY AMERICAN CORPORATION SPECIAL MEETING OF SHAREHOLDERS – December 28, 2007

This Proxy is solicited on Behalf of the Board of Directors

Francis R. Grebe, Peter M. Ross and Eugene J. Woznicki, each with the power of substitution and with all the powers and discretion the undersigned would have if personally present, are hereby appointed the Proxy Agents to represent the undersigned at the Special Meeting of Shareholders of Penn Treaty American Corporation (the “Company”) to be held at 9:00 A. M., prevailing local time on December 28, 2007 (the “Special Meeting”), including any adjournment(s) or postponement(s) thereof, and to vote all shares of stock of the Company which the undersigned is entitled to vote on all matters that properly come before the Special Meeting, subject to any directions indicated in the boxes below. Indicate your vote by placing an (X) in the appropriate box.

1.	PROPOSAL TO APPROVE THE GRANT OF STOCK OPTIONS TO PATPATIA AND ASSOCIATES, INC.

[   ]     FOR     [   ]     AGAINST     [   ]      ABSTAIN

2.	PROPOSAL TO APPROVE THE GRANT OF STOCK OPTIONS TO BRADLEY MANAGEMENT SERVICES, LLC:

[   ]     FOR     [   ]     AGAINST     [   ]      ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

[   ]     FOR     [   ]     AGAINST     [   ]      ABSTAIN

(over)

SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE SPECIAL MEETING IN THE MANNER SPECIFIED. IF PROPERLY EXECUTED AND RETURNED, AND NO SPECIFICATION IS MADE, VOTES WILL BE CAST “FOR” ALL ITEMS ON THE PROXY. RECEIPT OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED NOVEMBER __, 2007 ARE HEREBY ACKNOWLEDGED.

IMPORTANT: When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. In the case of JOINT HOLDERS, all should sign.

Dated:___________________________________, 2007

_______________________________________________
(Signature)

_______________________________________________
(Signature)

PLEASE ACT PROMPTLY. SIGN, DATE & MAIL YOUR PROXY CARD TODAY.

APPENDIX “A”

OPTION AGREEMENT

This Option Agreement (this “Agreement”), dated as of May 10, 2007 (the “Effective Date”), is made by and between Penn Treaty American Corporation, a Pennsylvania corporation (the “Company”), and Patpatia & Associates, Inc., a California corporation (the “Consultant”).

RECITALS

A.       The Company, through its insurance company subsidiaries, is a leading provider of long-term care insurance (“LTC Insurance”) in the United States.

B.           The Consultant has extensive experience in assisting companies with the design and implementation of growth strategies in the insurance marketplace.

C.           Subject to the terms and conditions set forth in a separate consulting agreement by and between the Company and the Consultant (the “Consulting Agreement”), the Consultant provides consulting services to the Company (the “Services”) with the objective of increasing the distribution of the Company’s LTC Insurance and other complimentary offerings to current and potential customers.

D.           The Company has agreed to pay the Consultant, as additional compensation for the Services and for other good and valuable consideration described herein, options to purchase shares of the Company’s common stock and other consideration on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Grant of Option.

(a)          Subject to the limitations set forth in Section 1(b) below, as additional consideration for the Consultant performing the Services, the Company hereby grants to the Consultant an option to purchase 600,000 shares of the Company’s common stock, par value $.10 per share (the “Common Stock”). The options granted hereunder (each an “Option” and together, the “Options”) shall vest according to the schedule set forth in Exhibit A attached hereto, subject to the achievement by the Consultant of the performance objectives set forth in Exhibit A attached hereto. The initial Option vesting date shall be referred to herein as the “Option Grant Date” and shall be the date of Company shareholder approval of the Options granted under this Agreement. The first vesting date after the Option Grant Date shall be July 1, 2008 (the “Year 1 Vesting Date”). The second vesting date after the Option Grant Date shall be April 1, 2009 (“Year 2 Vesting Date”). Each subsequent vesting date will be the anniversary of the Year 2 Vesting Date (collectively, the vesting dates shall be referred to as the “Vesting Dates” and each as a “Vesting Date”).

(b)          Notwithstanding the provisions of Section 1(a) above, the Option grants hereunder are subject to the approval by the Company’s shareholders as required by the rules and regulations of the New York Stock Exchange (“NYSE”). The Company shall give the Consultant prompt written notice of such approval by the Company’s shareholders not later than two business days following such approval.

2.            Option Price. With respect to all Options granted under this Agreement, the purchase price to be paid, if such Options are exercised, shall be the closing price of the Common Stock on the NYSE at the close of trading on the Option Grant Date (the “Option Price”).

3.            Exercise of Option. The following provisions shall apply to exercise of Options:

(a)          The Consultant shall exercise an Option by sending a notice of election (the “Notice of Election”) to the Company substantially in the form attached hereto and incorporated herein by reference. The Notice of Election shall be in writing and shall be sent to the Company at the address and in the manner set forth in Section 21 hereof (or to such other address of the Company that is otherwise specified by the Company in the manner set forth in such Section).

(b)          If exercised, an Option may be exercised as to some or all of the Common Stock permitted under the Option (“Shares”). The Consultant shall not have any right as a stockholder with respect to any Shares until the Consultant is issued Shares pursuant to an exercise of the Options.

(c)          The Options may be exercised in whole or in part immediately upon becoming vested for a period of 10 years from the Option Grant Date; provided, however, that the date and time of the exercise of the Option shall be that day and time when the Notice of Election is received by the Company in the manner set forth in Section 21 hereof (the “Option Exercise Date”).

(d)          Payment for Shares shall be made in cash, by certified check payable to the order of the Company, transfer of shares of common stock of the Company or by such other mode of payment as the Company may approve. In furtherance and not in limitation of the foregoing, the Consultant may exercise an Option to purchase Common Stock on a net or cashless basis, such that, without the exchange of any funds, the Consultant, upon exercise of an Option in whole or in part, purchases that number of shares of Common Stock otherwise issuable (or purchasable) upon exercise of the Option less that number of shares of Common Stock having a Current Market Price (as defined in Exhibit B hereto) at the time of exercise equal to the aggregate exercise price that would otherwise have been paid by the Consultant upon the exercise of the Option.

(e)          Subject to the provisions of this Agreement, Consultant will become obliged to purchase the Shares on the terms and conditions set forth in this Agreement and the Notice of Election upon the receipt by the Company of a Notice of Election in the manner set forth in Section 21 hereof.

(f)           Within five business days following the exercise of and payment for an Option, or portion thereof, the Company or its agent shall issue or cause to be issued to the Consultant, a certificate for the number of whole Shares to which the Consultant is entitled. Any fractional Share to which the Consultant would otherwise be entitled (and the amount representing such fractional Share) shall be forfeited.

(g)          Upon the exercise of an Option, the Company shall have the right to (a) require the Consultant to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever action it reasonably deems necessary to protect its interests with respect to any federal, state or local withholding requirements, including the right to deduct the amount required to be withheld from any payment of any kind otherwise due to the Consultant. The Company may withhold delivery of any Shares deliverable under subsection (f) above until the payments required under this subsection (g) are satisfied.

(h)          The Shares issued pursuant to this Agreement may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Any Shares subject to an Option which for any reason expires or terminates unexercised, in whole or in part, or is not earned in full may again be made subject to an Option. If an Option, terminates, expires or is forfeited without having been exercised in full, such Option shall not be considered to have been granted or issued with respect to the unexercised portion.

4.	Additional Cash Payment

(a)          In the event that the Option grants under this Agreement are not approved by the Company’s shareholders at the 2007 Shareholder Meeting (defined in Section 10(b)(iv) below) but are approved by shareholders at a subsequent meeting (or by action taken without a meeting), then in addition to the vesting of Options on each Vesting Date occurring on and after the date the Option grants under the Agreement have been approved by shareholders, the Company shall pay the Consultant on each such Vesting Date an amount equal to the positive price difference, if any, of the Option Price minus the closing price of the Common Stock on the NYSE at the close of trading on the date of the 2007 Shareholder Meeting (the “Additional Cash Payment Closing Price”), multiplied by the number of Options that vest on such Vesting Date (the “Additional Cash Payment”).

(b)          In the event that the Option grants under this Agreement are not presented to the Company’s shareholders for their approval on or prior to December 31, 2007 but are approved by shareholders at a shareholder meeting held after December 31, 2007 (or by action taken without a meeting), then the Company shall pay to the Consultant the Additional Cash Payment; provided, however, the Additional Cash Payment Closing Price shall be the closing price of the Common Stock on the NYSE at the close of trading on December 31, 2007.

(c)          By way of illustration, if the Option grants under this Agreement are presented to and approved by the Company’s shareholders on January 31, 2008 and the Additional Cash Payment Closing Price is $5.00 per share and the Option Price is $6.00 per share, the amount due to the Consultant on the Year 1 Vesting Date would be $100,000 (($6-$5) x 100,000) and the amount due to the Consultant on each Vesting Date after the Option Grant Date would be an amount equal to the product of $1 multiplied by the number of Options that vest on each such Vesting Date.

(d)          No Additional Cash Payment under this Section 4 shall be owed in the event that the Option grants under this Agreement are not approved by the Company’s shareholders as provided in section 1(b) hereof or if the applicable Additional Cash Payment Closing Price is higher than the Option Price.

5.	Registration Rights

(a)          As soon as reasonably practicable after the Company is eligible to register Shares on Form S-3, the Company shall use its commercially reasonable efforts to (i) prepare and file with the SEC a registration statement on Form S-3 covering the resale of the Shares, (ii) cause such registration statement relating to the Shares to be declared effective by the SEC, and (iii) keep the registration statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Shares have been sold and (ii) the date on which the Shares (in the opinion of counsel to the Company) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the 1933 Act. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Section 5(a) with respect to the Shares that the Consultant and any other holder of Shares shall furnish to the Company such information regarding themselves, the Shares held by them and the intended method of disposition of the Shares held by them as shall be reasonably required to effect the registration of such Shares and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)          Notwithstanding Section 5(a) above, if, at any time after the date hereof until two (2) years following the date on which the Options have been exercised in full, the Company proposes to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 (the “1933 Act”) on any form on which the Shares may be registered, the Company shall give the Consultant written notice of its intention to file such registration statement. If the Consultant so elects, by written notice to the Company given within ten (10) business days after the receipt of such notice from the Company, the Consultant may elect to have all or any portion of the Consultant’s Shares registered by such registration statement (but the Company shall have no obligation to cause or attempt to cause such registration statement to become or remain effective.)

(c)          The registration referred to in Section 5(b) shall be accomplished at the sole expense of the Company, except that the Consultant shall pay whatever additional costs (including filing fees) are incurred by the Company solely as a result of the inclusion of the Consultant’s Shares in the registration statement.

(d)          If other securities being registered by such registration statement are being sold publicly through one or more investment banking firms serving as underwriters (the “Underwriters”), the Consultant, as a condition to including its Shares on such registration statement, must agree to sell its Shares through the Underwriters and to enter into the underwriting agreement agreed to by the Company or otherwise agree, upon the request of the Underwriters, to defer the public sale of the Consultant’s Shares for a period of one hundred twenty (120) days following the effective date of the registration statement, provided that the officers, directors and significant shareholders of the Company are so bound. If the Underwriters, in arranging for the public sale of other securities of the Company, reduce the number of securities initially proposed to be registered by such registration statement, the number of the Consultant’s Shares to be registered by the registration statement shall be reduced proportionately. The Company shall have no obligation to amend such registration statement after it becomes effective to reflect subsequent events and the Consultant will not make any sales in reliance on such registration statement if it is no longer current.

(e)          Notwithstanding anything herein to the contrary, the Company shall not be required to register any Shares if counsel for the Company opines that such Shares may be sold publicly by the Consultant without registration under the 1933 Act (including reliance on Rule 144 under the 1933 Act) and applicable blue sky laws, or if the Company, at its expense, procures a “no action” letter from the Securities and Exchange Commission indicating that the staff will take no action if the Shares are publicly sold without registration.

(f)           If any Shares are registered, the Consultant and the Company will enter into a customary cross indemnity agreement in form and substance satisfactory to counsel for the Company and counsel for the Consultant by which the Company will indemnify the Consultant against any liability arising under the 1933 Act or otherwise relating to the registration statement, except to the extent that liability arises in connection with information supplied in writing to the Company by the Consultant or its agents expressly for use in the registration statement, and the Consultant shall indemnify the Company in connection with such latter information.

(g)          Shares shall include the shares of Common Stock issued in connection with the exercise of an Option and any other securities issued as a result of stock dividends, stock splits or other capital adjustments or exchanges in connection with such shares of Common Stock.

6.            Adjustments. If the Company (i) pays a dividend in shares of Common Stock or makes a distribution in shares of Common Stock, in either case to holders of Common Stock, (ii) subdivides its outstanding shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues, by reclassification or reorganization, other securities of the Company to all holders of Common Stock, the Board of Directors of the Company shall cause an adjustment to be made in the number of shares purchasable upon the exercise of the Options and the Option Price so that the Consultant shall be entitled to receive the kind and number of shares of Common Stock which the Consultant would have owned or have been entitled to receive if the Options had been exercised immediately prior to any such event or any record date with respect thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event, and prompt written notice thereof shall be given to the Consultant. In furtherance, and not in limitation of, the foregoing, in the event any other shareholder of the Company who provides services to the Company similar to those provided by the Consultant shall at any time have rights or benefits that are more favorable than the rights and benefits afforded to the Consultant under this Section 6 (including, but not limited to, price-based antidilution protections), then the Company shall promptly grant to the Consultant rights and benefits that are no less favorable than those afforded to such other shareholder, in form and substance satisfactory to the Consultant. The Board of Directors shall have the sole discretion to make additional adjustments that it reasonably deems equitable to prevent dilution or enlargement of the benefits intended to be granted by this Agreement.

7.            Relationship of the Parties. The relationship of the Consultant to the Company hereunder is that of independent contractor. Nothing herein shall be deemed to create any partnership, association or joint venture between the parties. Neither the Consultant nor its staff members shall be construed for any purpose to be an employee subject to the control and direction of the Company or any of its affiliates.

8.            Confidentiality. The Consultant shall not, during the term of this Agreement or any time thereafter, disclose to any person the terms or contents of this Agreement or any nonpublic technical or business information or data, including, but not limited to, marketing philosophy and objectives, promotions, markets, materials, financial information, technological developments, customer and prospective customer lists, any information provided to the Consultant by the Company with respect to the Consultant’s performance of the Services, and any information in marketing plans of the Company (collectively, “Information”) disclosed or furnished by the Company to the Consultant. All such Information shall remain the property of the Company. Unless otherwise required by law or judicial or regulatory process, all such Information shall be kept confidential by the Consultant and may be used only in its performance under this Agreement and the Consulting Agreement, unless the Information was previously known to the Consultant without any obligation of confidentiality or is made public by the Company, or becomes public knowledge through no fault of the Consultant. When in tangible form, the Information shall be returned by the Consultant to the Company upon request by the Company made not later than one year following the termination or cessation of the Services.

9.            Securities Laws Compliance Procedures. The Consultant represents and acknowledges that it is an “accredited investor,” as defined in Rule 501 under the Securities Exchange Act of 1933, and that (i) it knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which it deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby, (ii) it and its advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the offering of the Shares, and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned; (iii) it is acquiring the Shares solely for his own account as principal, for investment purposes only and not with a present view to the resale, pledge or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares, (iv) it is not entering into this agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, (v) it has access to the Company’s latest proxy statement and financial statements filed with the Securities and Exchange Commission, (vi) it has adequate net worth and means of providing for its current financial needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment, (vii) it has such knowledge of, and experience in, business and financial matters so as to be able to utilize the information made available in connection with the offering of the Shares in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto and has carefully evaluated the risks of investing and (viii) it has the capacity to protect his own interests in connection with a purchase of Shares. Without intending any limitation on the generality of the foregoing, the Consultant understands and acknowledges that neither the Company nor anyone acting on its behalf has made any representations or warranties other than those contained herein respecting the Company or the future conduct of the Company’s business, and the Consultant has not relied upon any representations or warranties other than those contained herein in the belief that they were made on behalf of the Company.

This Agreement and the grant of Options and Shares shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by a government or regulatory agency as may be required. The Company represents and warrants that no approvals by any person or entity (including, without limitation, any government or regulatory agency) is required for the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder, except for the approval of the Option grants hereunder by the Company’s shareholders as provided in Section 1(b) above.

10.	Representations, Warranties and Covenants.

(a)	The Consultant represents, warrants and covenants:

(i)           that all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement and this Agreement constitutes a valid and binding obligation of the Consultant;

(ii)          its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Consultant or any law or regulation applicable to it; and

(iii)        it has and will maintain all necessary licenses, permits and approvals necessary to perform its obligations contemplated herein and in the Consulting Agreement.

(b)	The Company represents, warrants and covenants:

(i)           that all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement and this Agreement constitutes a valid and binding obligation of the Company;

(ii)          its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Company or any law or regulation applicable to it;

(iii)        it has and will maintain all necessary licenses, permits and approvals necessary to perform its obligations contemplated herein and in the Consulting Agreement; and

(iv)         It will use its best efforts to convene a meeting of the Company’s shareholders to take place on or before December 31, 2007 (the “2007 Shareholder Meeting”) and will present the Options granted under this Agreement to its shareholders for their approval at such meeting.

11.	Payment in Lieu of Option Grant.

(a)          In the event that the Option grants under this Agreement are not approved by the Company’s shareholders on or before December 31, 2007, then, pursuant to Section 1(b) hereof, the Options described herein shall not be granted to the Consultant and the Company shall pay the Consultant the amounts set forth in Section 11(b) through 11(h) below, subject to the limitation set forth in Section 11(i) below. If the Option grants under this Agreement are approved by the Company’s shareholders on or before December 31, 2007, then the Company shall not be obligated to make any payments under this Section 11.

(b)          On December 31, 2007, the Company shall pay the Consultant $450,000.

(c)          On July 1, 2008, the Company shall pay the Consultant $750,000 (the “Year 1 Payment”), subject to adjustment as provided in paragraph 11(h).

(d)          On April 1, 2009, the Company shall pay the Consultant $750,000, subject to adjustment as provided in paragraph 11(h).

(e)          On April 1, 2010, the Company shall pay the Consultant $750,000, subject to adjustment as provided in paragraph 11(h).

(f)           On April 1, 2011, the Company shall pay the Consultant $900,000, subject to adjustment as provided in paragraph 11(h).

(g)          On April 1, 2012, the Company shall pay the Consultant $900,000, subject to adjustment as provided in paragraph 11(h).

(h)          Failure by the Consultant to achieve the Target Sales described in Exhibit A attached hereto in any given year shall result in a proportionate reduction in the amounts identified in paragraphs 11(c) through 11(g) payable to the Consultant for that year. Sales generated by the Consultant above the Target Sales described in Exhibit A attached hereto in any given year shall result in a proportionate increase in the amounts identified in paragraphs 11(c) through 11(g) payable to the Consultant for that year. By way of illustration and not limitation, if between April 1, 2007 and June 30, 2008 the Consultant generates 80% of

Target Sales, the Consultant will receive 80% of the Year 1 Payment. If between April 1, 2007 and June 30, 2008 the Consultant generates 120% of Target Sales, the Consultant will receive 120% of the Year 1 Payment. Notwithstanding the foregoing, in no circumstances shall the amount payable by the Company to the Consultant under this Section 11 exceed $4,500,000, provided that, if the Consultant exceeds the total Target Sales prior to April 1, 2012, the Company will in good faith consider entering into an arrangement with the Consultant for additional payments in lieu of option grants, subject to approval by the Company’s Board of Directors. In addition, in no circumstances shall the Year 1 Payment exceed 125% of $750,000. In the event that prior to July 1, 2008 the Consultant generates sales that exceed 125% of the Target Sales, the proportionate increase in the Year 1 Payment in excess of 125% will accrue to the payment due on April 1, 2009.

(i)           In the event that the Options granted under this Agreement are approved by the Company’s shareholders at a shareholder meeting held subsequent to December 31, 2007 (or by action taken without a meeting), then the Options described on Schedule A the vesting date of which has not yet passed shall be granted to the Consultant and the Company shall be relieved of any obligation to pay the amounts set forth in Sections 11(b) through 11(g) which have not yet become due.

12.	Indemnity.

(a)          The Consultant shall defend and indemnify the Company and its affiliates, officers, directors, employees, successors and assigns and hold them harmless from and against any and all liability, claims, damages, or losses (including reasonable attorneys’ fees, costs, and expenses) to the extent arising out of or resulting from: (i) any breach of a representation or warranty made by the Consultant in this Agreement or any Notice of Election; or (ii) any failure to comply with any covenant or obligation of the Consultant contained in this Agreement or any Notice of Election.

(b)          The Company shall defend and indemnify the Consultant and its affiliates, officers, directors, employees, successors and assigns and hold them harmless from and against any and all liability, claims, damages, or losses (including reasonable attorneys’ fees, costs, and expenses) to the extent arising out of or resulting from: (i) any breach of a representation or warranty made by the Company in this Agreement; or (ii) any failure to comply with any covenant or obligation of the Company contained in this Agreement.

(c)          If any claim is asserted against a party for which the party is entitled to indemnification under this Section, such party (the “Indemnified Party”) will promptly notify the party required to pay the indemnification (the “Indemnifying Party”) in writing of the assertion of the claim (but the failure to provide such notice will not relieve the Indemnifying Party from any liability the Indemnifying Party may have, except to the extent such failure materially prejudices the Indemnifying Party). Unless otherwise agreed to by the parties hereto, the Indemnifying Party will assume and direct the defense of such claim, including the employment of counsel, and all fees and expenses incurred in connection with defending or settling the claim will be borne solely by the Indemnifying Party. The Indemnifying Party shall not settle any claim, other than any settlement involving only the payment of monetary damages, without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld, conditioned or delayed. The Indemnified Party will cooperate in all reasonable respects with the Indemnifying Party and such attorneys in the investigation, trial and defense of the claim and any appeal arising therefrom. All reasonable and documented costs and expenses incurred in connection with an Indemnified Party’s cooperation will be borne by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of such claim.

13.          Authority to Contract. Each party represents and warrants to the other that the execution and delivery of this Agreement and the performance of the provisions hereof have been duly authorized by all necessary action on its part, that this Agreement has been duly and validly executed and delivered by it, that this Agreement constitutes a valid and legally binding agreement enforceable against it in accordance with its terms, and that neither the execution and delivery of this Agreement nor the performance of the provisions hereof constitute or will constitute a violation of any contract, indenture, or other agreement or relationship to which it is a party or by which it is bound.

14.          Entire Agreement. This Agreement supersedes all prior oral or written negotiations, understandings or agreements between the parties with respect to the subject matter hereof. Except as otherwise set forth in this Agreement and the Consulting Agreement there are no agreements, understandings, commitments, representations, or warranties with respect to the subject matter hereof. This Agreement and the terms, covenants and conditions set forth herein shall inure to the benefit of and will be binding on the parties hereto and their respective successors in interest and permitted assigns.

15.	Assignment; Change of Control.

(a)          Subject to Section 15(b) hereof, neither the Company nor the Consultant shall assign or subcontract its rights and obligations under this Agreement without the prior written notice of the other party.

(b)          Notwithstanding Section 15(a) hereof, (i) the Company has the right to assign this Agreement to a purchaser or group of purchasers of (A) a majority of the Company’s Common Stock or (B) all or substantially all of the Company’s assets (together, a “Change of Control Event”) and (ii) the Consultant may assign its rights under this Agreement, subject to applicable federal and state securities laws, and any Options granted hereunder, in whole or in part, to any of its officers, directors, shareholders, employees and affiliates.

(c)          Subject to the conditions in Section 15(e), in the event of a Change of Control Event between Vesting Dates, the Options due to vest on the next two (2) Vesting Dates shall vest upon the date of shareholder approval of the Change of Control Event (the “Closing Date”) or, at the option of the Company, an earlier date. For example, if a Change of Control Event occurs prior to the Year 1 Vesting Date, then upon the Closing Date the Options due to vest on the Year 1 Vesting Date and the Year 2 Vesting Date shall vest; if a Change of Control Event occurs after the Year 1 Vesting Date but prior to the Year 2 Vesting Date, then upon the Closing Date the Options due to vest on the Year 2 Vesting Date and the Year 3 Vesting

Date shall vest; or if a Change of Control Event occurs after the Year 2 Vesting Date but prior to the Year 3 Vesting Date, then upon the Closing Date the Options due to vest on the Year 3 Vesting Date and the Year 4 Vesting Date shall vest.

(d)          Subject to the conditions in section 15(e), in the event the Company is obligated to make payments in lieu of option grants pursuant to Section 11 of this Agreement and in the event of a Change of Control Event between the payment dates set forth in Sections 11(b) through 11(g), the payments due on the next two payment dates shall be paid to the Consultant upon the Closing Date.

(e)          Notwithstanding subsections 15(c) and 15(d) above, in the event of a Change of Control Event between Vesting Dates or between payment dates pursuant to Section 11, as the case may be, in which the purchaser of the company’s Common Stock or acquirer of the company’s assets confirms in writing its desire for the Consultant to continue to provide substantially the same services under the Consulting Agreement following the Change of Control Event, the Options due to vest on only the next Vesting Date (not the next two Vesting Dates), or only the payment due on the next payment date pursuant to Section 11 (not the next two payment dates), shall vest or become due, as the case may be, upon the Closing Date or, at the option of the Company, an earlier date.

(f)           In the event a Change of Control Event occurs prior to the 2007 Shareholder Meeting, the Company shall pay the Consultant on the Closing Date the aggregate amount due under Sections 11(b), 11(c) and 11(d) of this Agreement, provided that if the purchaser of the company’s Common Stock or acquirer of the company’s assets confirms in writing its desire for the Consultant to continue to provide substantially the same services under the Consulting Agreement following the Change of Control Event, then the Company shall pay the Consultant on the Closing Date the aggregate amount due under Sections 11(b) and 11(c) of this Agreement.

16.          Amendment. This Agreement may not be amended, modified, waived or canceled except by a writing signed by each party hereto.

17.          Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Agreement may be executed with the signatures to be transmitted by facsimile. A facsimile signature shall be treated for all purposes as an original signature.

18.          Severability. Each provision of this Agreement is intended to be severable. If any provision hereof shall be determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such provision shall be severed from this Agreement and shall not affect the validity of the remainder of this Agreement, unless the essential purposes of this Agreement would thereby be frustrated.

19.          No Waiver. No consent or waiver, express or implied, by either party hereto of any term or provision of this Agreement, or of any breach or default by the other party in the performance of its obligations hereunder shall be valid unless in writing, and no such consent or waiver shall be deemed or construed to be the consent or waiver by such party of any other term or provision of this Agreement, or of any other breach or default by the other party in the performance of its obligations hereunder. Failure on the part of either party to object to any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.

20.          Headings. The headings of the sections of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

21.          Notices. All notices and other communications required or permitted under this Agreement shall be in writing and hand delivered, sent by registered first class mail, postage pre-paid, or sent by nationally recognized express courier service or by facsimile to the recipient party’s address set forth below, or at such other address as either party shall provide to the other party. Such notices and other communications shall be effective upon receipt if hand delivered, five (5) days after mailing if sent by mail, the next business day if sent by overnight courier and the date of delivery if sent by facsimile and a confirmation is received.

If to the Company:	Penn Treaty American Corporation 3440 Lehigh Street Allentown, PA 18103 Attention: Mr. William W. Hunt Facsimile: (610) 967-6502

If to the Consultant:	Patpatia & Associates, Inc. 1803 Sixth Street Suite A Berkeley, CA 94710 Attention: Mr. Sunny Patpatia Facsimile: (510) 559-7145

22.          Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

PENN TREATY AMERICAN CORPORATION	PATPATIA AND ASSOCIATES, INC.

By: /s/ William W. Hunt Name: William W. Hunt Title: President and CEO	By: /s/ Balbir S. Patpatia Name: Balbir S. Patpatia Title: President and CEO

EXHIBIT A

VESTING SCHEDULE

Date of Vesting	Vested Options	Target New Business Long Term Care Insurance Sales through FA / Affinity Channel ($ in MM)*
Immediate upon the Option Grant Date	60,000	0.0
Year 1 Vesting Date (July 1, 2008)	100,000	2.0
Year 2 Vesting Date (April 1, 2009)	100,000	21.1
Year 3 Vesting Date (April 1, 2010)	100,000	42.2
Year 4 Vesting Date (April 1, 2011)	120,000	85.2
Year 5 Vesting Date (April 1, 2012)	120,000	135.3
TOTAL	600,000	285.8

* Target New Business Long Term Care Insurance Sales through FA/Affinity Channel includes issued and annualized new business sales through the Company’s PersonaLTC™ program, EasyLTC™ program and other programs jointly developed and agreed to by the Company and the Consultant.

The vesting schedule of Options stated above shall be subject to the following adjustments:

1.

Failure by the Consultant to achieve the Target New Business Sales through FA/Affinity Channel set forth in the above table (the “Target Sales”) in any given year shall result in a proportionate reduction in the number of Options issued to the Consultant for that year. *

2.

Sales generated by the Consultant above the Target Sales in any given year shall result in a proportionate increase in the number of Options issued to the Consultant for that year. In no circumstance, however, shall the number of Options issued prior to the Year 1 Vesting Date exceed 125% of the number of Options stated in the above table for that year. In the event that prior to the Year 1 Vesting Date the Consultant generates sales that exceed 125% of the Target Sales, the proportionate Options in excess of 125% will accrue to the following year.**

In no circumstances shall the number of Options issued to the Consultant under this Agreement exceed 600,000, provided that, if the Consultant exceeds the total Target Sales prior to the Year 5 Vesting Date, the Company will in good faith consider entering into an arrangement with the Consultant for additional option grants, subject to approval by the Company’s Board of Directors and shareholders.

* Example:	If between April 1, 2007 and June 30, 2008 the Consultant generates 80% of Target Sales, the Consultant will receive 80% of the Options eligible to be received on July 1, 2008.
** Example:	If between April 1, 2007 and June 30, 2008 the Consultant generates 120% of Target Sales, the Consultant will receive 120% of the Options eligible to be received on July 1, 2008.

EXHIBIT B

The “Current Market Price” per share of Common Stock on any date is:

(i)       if the Common Stock is not registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then the Fair Market Value per share of the Common Stock based upon the Fair Market Value of one hundred percent (100%) of the Company if sold as a going concern and without regard to any discount for the lack of liquidity or on the basis that the relevant shares of the Common Stock do not constitute a majority or controlling interest in the Company and assuming, if applicable, the exercise or conversion of all “in-the-money” warrants, convertible securities, options or other rights to subscribe for or purchase any additional shares of capital stock of the Company or securities convertible or exchangeable into such capital stock; or

(ii)     if the Common Stock is registered under the Exchange Act, the average of the closing prices per share of the Common Stock for thirty (30) consecutive trading days commencing forty-five (45) trading days before the date in question. The term “closing price” of the Common Stock on any day, as indicated in the next day’s Wall Street Journal if so reported in the Wall Street Journal (or if not reported in the Wall Street Journal, as reported by National Quotation Bureau Incorporated or, if not so reported, by a nationally recognized quotation service), shall be (A) the reported closing price (last sale price) of the Common Stock on the principal stock exchange on which the Common Stock is listed, (B) if the Common Stock is not listed on a stock exchange, the reported closing price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or (C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the mean of the final bid and asked prices for the Common Stock as reported by National Quotation Bureau Incorporated if at least two (2) securities dealers have inserted both bid and asked quotations for the Common Stock on at least five (5) of the ten (10) preceding trading days. If none of the foregoing provisions are applicable, the Current Market Price shall be determined in accordance with the preceding clause (i) above. The term “trading day” shall mean (X) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed, (Y) if the Common Stock is not listed on a stock exchange but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (Z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

The term “Fair Market Value” means the value (“Valuation”) obtainable upon a sale in an arm’s length transaction to a third party under usual and normal circumstances, with neither the buyer nor the seller under any compulsion to act, with equity to both, as determined by the Board of Directors of the Company (the “Board”) in good faith, which determination shall be described in a duly adopted Board resolution certified by the Company’s Secretary or Assistant Secretary. If the Board is unable to determine any Valuation, or if the holders of at least fifty-one percent (51%) of all of the Shares then issuable under the Options (collectively, the “Requesting Holders”) disagree with the Board’s determination of any Valuation by written notice delivered to the Company within thirty (30) days after the determination thereof by the Board is communicated to the holders affected thereby, which notice specifies a majority-in-interest of the Requesting Holders’ determination of such Valuation, then following a thirty day period in which Company and Requesting Holders shall attempt to resolve the differences in the Valuation determination, the Company and a majority-in-interest of the Requesting Holders shall select a mutually acceptable investment banking firm of national reputation which has not had a material relationship with the Company, the Consultant or any director or officer thereof within the preceding two (2) years, which shall determine such Valuation. Such investment banking firm’s determination of such Valuation shall be final, binding and conclusive on the Company and the holders of all of the Options issued hereunder and then outstanding. Any and all costs and fees of such investment banking firm shall be borne 50% by the Company and 50% by the Consultant.

NOTICE OF ELECTION

The undersigned and Penn Treaty American Corporation (the “Company”) are parties to that certain Option Agreement dated _________________. Pursuant to the terms thereof, the undersigned hereby exercises its option to purchase ___________ shares of the common stock (the “Shares”) par value $0.10 per Share of the Company.

Please register the Shares in the name of the undersigned and use the address set forth herein as the registered address of the undersigned.

The undersigned represents and warrants to the Company that it (a) has been advised and understands that the Shares may not be transferred without compliance with all applicable Federal and state securities laws; and (b) has had all material information about the Company’s business and financial condition made available to him/her prior to exercise of the Option, and that it was afforded the opportunity to ask questions of and receive answers from the officers and directors of the Company with respect to the Company’s business affairs and prospects.

The undersigned represents and warrants that it is acquiring the Shares for its own account as principal for investment and not with a present view to resale or distribution, and that it has such knowledge and experience in financial and business matters as will enable it to evaluate the merits and risks of the proposed investment in the Shares.

The undersigned understands that the Share certificate shall bear a restrictive legend with respect to the transferability of the Shares.

______________________________	__________________________________ Name:
Address:

APPENDIX “B”

OPTION AGREEMENT

This Option Agreement (this “Agreement”), dated as of June 1, 2007 (the “Effective Date”), is made by and between Penn Treaty American Corporation, a Pennsylvania corporation (the “Company”), and Bradley Management Services, LLC, a Delaware limited liability company (“BMS”).

RECITALS

A.       The Company, through its insurance company subsidiaries, is a leading provider of long-term care insurance (“LTC Insurance”) in the United States.

B.        Subject to the terms and conditions set forth in a separate Consulting and Marketing Agreement by and between Penn Treaty Network America Insurance Company (“PTNAIC”), an affiliate of the Company, and its affiliates, and BMS (the “Consulting and Marketing Agreement”), BMS shall lead PTNAIC’s FA Channel sales and marketing intiative (the “Services”).

C.        The Company has agreed to grant BMS options to purchase shares of the Company’s common stock on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Grant of Option.

(a)       Subject to the limitations set forth in Section 1(b) below, the Company hereby grants to BMS an option to purchase 200,000 shares of the Company’s common stock, par value $.10 per share (the “Common Stock”). The options granted hereunder (each an “Option” and together, the “Options”) shall vest according to the schedule set forth in Exhibit A attached hereto, subject to the achievement by BMS of the performance objectives set forth in Exhibit A attached hereto. The initial Option vesting date shall be referred to herein as the “Option Grant Date” and shall be the date of Company shareholder approval of the Options granted under this Agreement. The first vesting date after the Option Grant Date shall be July 1, 2008 (the “Year 1 Vesting Date”). The second vesting date after the Option Grant Date shall be April 1, 2009 (“Year 2 Vesting Date”). Each subsequent vesting date will be the anniversary of the Year 2 Vesting Date (collectively, the vesting dates shall be referred to as the “Vesting Dates” and each as a “Vesting Date”).

(b)       Notwithstanding the provisions of Section 1(a) above, the Option grants hereunder are subject to the approval by the Company’s shareholders as required by the rules and regulations of the New York Stock Exchange (“NYSE”). The Company shall give BMS prompt written notice of such approval by the Company’s shareholders not later than two business days following such approval.

2.         Option Price. With respect to all Options granted under this Agreement, the purchase price to be paid, if such Options are exercised, shall be the closing price of the Common Stock on the NYSE at the close of trading on the Option Grant Date (the “Option Price”).

3.         Exercise of Option. The following provisions shall apply to exercise of Options:

(a)       BMS shall exercise an Option by sending a notice of election (the “Notice of Election”) to the Company substantially in the form attached hereto and incorporated herein by reference. The Notice of Election shall be in writing and shall be sent to the Company at the address and in the manner set forth in Section 21 hereof (or to such other address of the Company that is otherwise specified by the Company in the manner set forth in such Section).

(b)       If exercised, an Option may be exercised as to some or all of the Common Stock permitted under the Option (“Shares”). BMS shall not have any right as a stockholder with respect to any Shares until BMS is issued Shares pursuant to an exercise of the Options.

(c)       The Options may be exercised in whole or in part immediately upon becoming vested for a period of 10 years from the Option Grant Date; provided, however, that the date and time of the exercise of the Option shall be that day and time when the Notice of Election is received by the Company in the manner set forth in Section 21 hereof (the “Option Exercise Date”). Notwithstanding the foregoing, Options may only be exercised for a period of 30 days following the termination of the Consulting and Marketing Agreement by BMS or in connection with a Termination with Cause (as defined therein) or the death or disability of Bradley and any Options that are not exercised within such 30-day period shall be forfeited.

(d)       Payment for Shares shall be made in cash, by certified check payable to the order of the Company, transfer of shares of common stock of the Company or by such other mode of payment as the Company may approve. In furtherance and not in limitation of the foregoing, BMS may exercise an Option to purchase Common Stock on a net or cashless basis, such that, without the exchange of any funds, BMS, upon exercise of an Option in whole or in part, purchases that number of shares of Common Stock otherwise issuable (or purchasable) upon exercise of the Option less that number of shares of Common Stock having a Current Market Price (as defined in Exhibit B hereto) at the time of exercise equal to the aggregate exercise price that would otherwise have been paid by BMS upon the exercise of the Option.

(e)       Subject to the provisions of this Agreement, BMS will become obligated to purchase the Shares on the terms and conditions set forth in this Agreement and the Notice of Election upon the receipt by the Company of a Notice of Election in the manner set forth in Section 21 hereof.

(f)        Within five business days following the exercise of and payment for an Option, or portion thereof, the Company or its agent shall issue or cause to be issued to BMS, a certificate for the number of whole Shares to which BMS is entitled. Any fractional Share to which BMS would otherwise be entitled (and the amount representing such fractional Share) shall be forfeited.

(g)       Upon the exercise of an Option, the Company shall have the right to (a) require BMS to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or

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certificates for such Shares or (b) take whatever action it reasonably deems necessary to protect its interests with respect to any federal, state or local withholding requirements, including the right to deduct the amount required to be withheld from any payment of any kind otherwise due to BMS. The Company may withhold delivery of any Shares deliverable under subsection (f) above until the payments required under this subsection (g) are satisfied.

(h)       The Shares issued pursuant to this Agreement may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Any Shares subject to an Option which for any reason expires or terminates unexercised, in whole or in part, or is not earned in full may again be made subject to an Option. If an Option terminates, expires or is forfeited without having been exercised in full, such Option shall not be considered to have been granted or issued with respect to the unexercised portion.

4.	Additional Cash Payment

(a)       In the event that the Option grants under this Agreement are not approved by the Company’s shareholders at the 2007 Shareholder Meeting (defined in Section 10(b)(iv) below) but are approved by shareholders at a subsequent meeting (or by action taken without a meeting), then in addition to the vesting of Options on each Vesting Date occurring on and after the date the Option grants under the Agreement have been approved by shareholders, the Company shall pay BMS on each such Vesting Date an amount equal to the positive price difference, if any, of the Option Price minus the closing price of the Common Stock on the NYSE at the close of trading on the date of the 2007 Shareholder Meeting (the “Additional Cash Payment Closing Price”), multiplied by the number of Options that vest on such Vesting Date (the “Additional Cash Payment”).

(b)       In the event that the Option grants under this Agreement are not presented to the Company’s shareholders for their approval on or prior to December 31, 2007 but are approved by shareholders at a shareholder meeting held after December 31, 2007 (or by action taken without a meeting), then the Company shall pay to BMS the Additional Cash Payment; provided, however, the Additional Cash Payment Closing Price shall be the closing price of the Common Stock on the NYSE at the close of trading on December 31, 2007.

(c)       By way of illustration, if the Option grants under this Agreement are presented to and approved by the Company’s shareholders on January 31, 2008 and the Additional Cash Payment Closing Price is $5.00 per share and the Option Price is $6.00 per share, the amount due to BMS on the Year 1 Vesting Date would be $33,000 (($6-$5) x 33,000) and the amount due to BMS on each Vesting Date after the Option Grant Date would be an amount equal to the product of $1 multiplied by the number of Options that vest on each such Vesting Date.

(d)       No Additional Cash Payment under this Section 4 shall be owed in the event that the Option grants under this Agreement are not approved by the Company’s shareholders as provided in Section 1(b) hereof, if the applicable Additional Cash Payment Closing Price is higher than the Option Price or with respect to Options that do not vest due to termination of the Consulting and Marketing Agreement and/or a Change of Control Event.

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5.	Registration Rights

(a)       As soon as reasonably practicable after the Company is eligible to register Shares on Form S-3, the Company shall use its commercially reasonable efforts to (i) prepare and file with the SEC a registration statement on Form S-3 covering the resale of the Shares, (ii) cause such registration statement relating to the Shares to be declared effective by the SEC, and (iii) keep the registration statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Shares have been sold and (ii) the date on which the Shares (in the opinion of counsel to the Company) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the 1933 Act. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Section 5(a) with respect to the Shares that BMS and any other holder of Shares shall furnish to the Company such information regarding themselves, the Shares held by them and the intended method of disposition of the Shares held by them as shall be reasonably required to effect the registration of such Shares and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)       Notwithstanding Section 5(a) above, if, at any time after the date hereof until two (2) years following the date on which the Options have been exercised in full, the Company proposes to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 (the “1933 Act”) on any form on which the Shares may be registered, the Company shall give BMS written notice of its intention to file such registration statement. If BMS so elects, by written notice to the Company given within ten (10) business days after the receipt of such notice from the Company, BMS may elect to have all or any portion of BMS’s Shares registered by such registration statement (but the Company shall have no obligation to cause or attempt to cause such registration statement to become or remain effective.)

(c)       The registration referred to in Section 5(b) shall be accomplished at the sole expense of the Company, except that BMS shall pay whatever additional costs (including filing fees) are incurred by the Company solely as a result of the inclusion of BMS’s Shares in the registration statement.

(d)       If other securities being registered by such registration statement are being sold publicly through one or more investment banking firms serving as underwriters (the “Underwriters”), BMS, as a condition to including its Shares on such registration statement, must agree to sell its Shares through the Underwriters and to enter into the underwriting agreement agreed to by the Company or otherwise agree, upon the request of the Underwriters, to defer the public sale of BMS’s Shares for a period of one hundred twenty (120) days following the effective date of the registration statement, provided that the officers, directors and significant shareholders of the Company are so bound. If the Underwriters, in arranging for the public sale of other securities of the Company, reduce the number of securities initially proposed to be registered by such registration statement, the number of BMS’s Shares to be registered by the registration statement shall be reduced proportionately. The Company shall have no obligation to amend such registration statement after it becomes effective to reflect subsequent events and BMS will not make any sales in reliance on such registration statement if it is no longer current.

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(e)       Notwithstanding anything herein to the contrary, the Company shall not be required to register any Shares if counsel for the Company opines that such Shares may be sold publicly by BMS without registration under the 1933 Act (including reliance on Rule 144 under the 1933 Act) and applicable blue sky laws, or if the Company, at its expense, procures a “no action” letter from the Securities and Exchange Commission indicating that the staff will take no action if the Shares are publicly sold without registration.

(f)        If any Shares are registered, BMS and the Company will enter into a customary cross indemnity agreement in form and substance satisfactory to counsel for the Company and counsel for BMS by which the Company will indemnify BMS against any liability arising under the 1933 Act or otherwise relating to the registration statement, except to the extent that liability arises in connection with information supplied in writing to the Company by BMS or its agents expressly for use in the registration statement, and BMS shall indemnify the Company in connection with such latter information.

(g)       Shares shall include the shares of Common Stock issued in connection with the exercise of an Option and any other securities issued as a result of stock dividends, stock splits or other capital adjustments or exchanges in connection with such shares of Common Stock.

6.         Adjustments. If the Company (i) pays a dividend in shares of Common Stock or makes a distribution in shares of Common Stock, in either case to holders of Common Stock, (ii) subdivides its outstanding shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues, by reclassification or reorganization, other securities of the Company to all holders of Common Stock, the Board of Directors of the Company shall cause an adjustment to be made in the number of shares purchasable upon the exercise of the Options and the Option Price so that BMS shall be entitled to receive the kind and number of shares of Common Stock which BMS would have owned or have been entitled to receive if the Options had been exercised immediately prior to any such event or any record date with respect thereto. An adjustment made pursuant to this Section shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event, and prompt written notice thereof shall be given to BMS. The Board of Directors shall have the sole discretion to make additional adjustments that it reasonably deems equitable to prevent dilution or enlargement of the benefits intended to be granted by this Agreement.

7.         Relationship of the Parties. The relationship of BMS to the Company hereunder is that of independent contractor. Nothing herein shall be deemed to create any partnership, association or joint venture between the parties. BMS will not be construed for any purpose to be an employee subject to the control and direction of the Company or any of its affiliates.

8.         Confidentiality. BMS shall not, during the term of this Agreement or any time thereafter, disclose to any person the terms or contents of this Agreement or any nonpublic technical or business information or data, including, but not limited to, marketing philosophy and objectives, promotions, markets, materials, financial information, technological developments, customer and prospective customer lists, any information provided to BMS by the Company, and

5

any information in marketing plans of the Company (collectively, “Information”) disclosed or furnished by the Company to BMS. All such Information shall remain the property of the Company. Unless otherwise required by law or judicial or regulatory process, all such Information shall be kept confidential by BMS and may be used only in its performance under this Agreement and the Consulting and Marketing Agreement, unless the Information was previously known to BMS without any obligation of confidentiality or is made public by the Company, or becomes public knowledge through no fault of BMS. When in tangible form, the Information shall be returned by BMS to the Company upon request by the Company.

9.         Securities Laws Compliance Procedures. BMS represents and acknowledges that it is an “accredited investor,” as defined in Rule 501 under the Securities Act of 1933, and that (i) it knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which it deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby, (ii) it and its advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the offering of the Shares, and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned; (iii) it is acquiring the Shares solely for its own account as principal, for investment purposes only and not with a present view to the resale, pledge or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares, (iv) it is not entering into this agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, (v) it has access to the Company’s latest proxy statement and financial statements filed with the Securities and Exchange Commission, (vi) it has adequate net worth and means of providing for its current financial needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment, (vii) it has such knowledge of, and experience in, business and financial matters so as to be able to utilize the information made available in connection with the offering of the Shares in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto and has carefully evaluated the risks of investing and (viii) it has the capacity to protect its own interests in connection with a purchase of Shares. Without intending any limitation on the generality of the foregoing, BMS understands and acknowledges that neither the Company nor anyone acting on its behalf has made any representations or warranties other than those contained herein respecting the Company or the future conduct of the Company’s business, and BMS has not relied upon any representations or warranties other than those contained herein in the belief that they were made on behalf of the Company.

This Agreement and the grant of Options and Shares shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by a government or regulatory agency as may be required. The Company represents and warrants that no approvals by any person or entity (including, without limitation, any government or regulatory agency) is required for the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder, except for the approval of the Option grants hereunder by the Company’s shareholders as provided in Section 1(b) above.

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10.	Representations, Warranties and Covenants.
(a)	BMS represents, warrants and covenants:

(i)        that all requisite limited liability company proceedings have been taken to authorize it to enter into and perform this Agreement and that this Agreement constitutes a valid and binding obligation of BMS;

(ii)       that its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of BMS or any law or regulation applicable to it; and

(iii)      that it has and will maintain all necessary licenses, permits and approvals necessary to perform its obligations contemplated herein and in the Consulting and Marketing Agreement.

(b)	The Company represents, warrants and covenants:

(i)        that all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement and this Agreement constitutes a valid and binding obligation of the Company;

(ii)       that its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Company or any law or regulation applicable to it;

(iii)      that it has and will maintain all necessary licenses, permits and approvals necessary to perform its obligations contemplated herein and in the Consulting and Marketing Agreement; and

(iv)      that it will use its efforts to convene a meeting of the Company’s shareholders to take place on or before December 31, 2007 (the “2007 Shareholder Meeting”) and will present the Options granted under this Agreement to its shareholders for their approval at such meeting.

11.	Payment in Lieu of Option Grant.

(a)       In the event that the Option grants under this Agreement are not approved by the Company’s shareholders on or before December 31, 2007, then, pursuant to Section 1(b) hereof, the Options described herein shall not be granted to BMS and the Company shall pay BMS the amounts set forth in Section 11(b) through 11(h) below, subject to the limitation set forth in Section 11(i) below. If the Option grants under this Agreement are approved by the Company’s shareholders on or before December 31, 2007, then the Company shall not be obligated to make any payments under this Section 11.

(b)	On December 31, 2007, the Company shall pay BMS $80,000.

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(c)       On July 1, 2008, the Company shall pay BMS $133,333 (the “Year 1 Payment”), subject to adjustment as provided in Section 11(h).

(d)       On April 1, 2009, the Company shall pay BMS $133,333, subject to adjustment as provided in Section 11(h).

(e)       On April 1, 2010, the Company shall pay BMS $133,333, subject to adjustment as provided in Section 11(h).

(f)        On April 1, 2011, the Company shall pay BMS $160,000, subject to adjustment as provided in Section 11(h).

(g)       On April 1, 2012, the Company shall pay BMS $160,000, subject to adjustment as provided in Section 11(h).

(h)       Failure by BMS to achieve the Target Sales described in Exhibit A attached hereto in any given year shall result in a proportionate reduction in the amounts identified in Sections 11(c) through 11(g) payable to BMS for that year. Sales generated by BMS above the Target Sales described in Exhibit A attached hereto in any given year shall result in a proportionate increase in the amounts identified in Sections 11(c) through 11(g) payable to BMS for that year. By way of illustration and not limitation, if between June 1, 2007 and June 30, 2008 BMS generates 80% of Target Sales, BMS will receive 80% of the Year 1 Payment. If between June 1, 2007 and June 30, 2008 BMS generates 120% of Target Sales, BMS will receive 120% of the Year 1 Payment. Notwithstanding the foregoing, in no circumstances shall the amount payable by the Company to BMS under this Section 11 exceed $800,000, provided that, if BMS exceeds the total Target Sales prior to April 1, 2012, the Company will in good faith consider entering into an arrangement with BMS for additional payments in lieu of option grants, subject to approval by the Company’s Board of Directors. In addition, in no circumstances shall the Year 1 Payment exceed 125% of $133,333. In the event that prior to July 1, 2008 BMS generates sales that exceed 125% of the Target Sales, the proportionate increase in the Year 1 Payment in excess of 125% will accrue to the payment due on April 1, 2009. In addition, in the event of the termination of the Consulting and Marketing Agreement in connection with a Termination without Cause (as defined therein) or a Change of Control Termination (as defined therein), the Company shall only pay BMS the payment due on the next payment date listed in Sections 11(b) through (g) above; provided, however, that no unpaid payments listed in Sections 11(b) through (g) above shall be made in the event of the termination of the Consulting and Marketing Agreement by BMS or in connection with a Termination with Cause (as defined therein) or the death or disability of Ralph H. Bradley, Jr. (“Bradley”).

(i)        In the event that the Options granted under this Agreement are approved by the Company’s shareholders at a shareholder meeting held subsequent to December 31, 2007 (or by action taken without a meeting), then the Options described on Schedule A the vesting date of which has not yet passed shall be granted to BMS and the Company shall be relieved of any obligation to pay the amounts set forth in Sections 11(b) through 11(g) which have not yet become due.

12.	Indemnity.

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(a)       BMS shall defend and indemnify the Company and its affiliates, officers, directors, employees, successors and assigns and hold them harmless from and against any and all liability, claims, damages, or losses (including reasonable attorneys’ fees, costs, and expenses) to the extent arising out of or resulting from: (i) any breach of a representation or warranty made by BMS in this Agreement or any Notice of Election; or (ii) any failure to comply with any covenant or obligation of BMS contained in this Agreement or any Notice of Election.

(b)       The Company shall defend and indemnify BMS and its affiliates, officers, directors, employees, successors and assigns and hold them harmless from and against any and all liability, claims, damages, or losses (including reasonable attorneys’ fees, costs, and expenses) to the extent arising out of or resulting from: (i) any breach of a representation or warranty made by the Company in this Agreement; or (ii) any failure to comply with any covenant or obligation of the Company contained in this Agreement.

(c)       If any claim is asserted against a party for which the party is entitled to indemnification under this Section, such party (the “Indemnified Party”) will promptly notify the party required to pay the indemnification (the “Indemnifying Party”) in writing of the assertion of the claim (but the failure to provide such notice will not relieve the Indemnifying Party from any liability the Indemnifying Party may have, except to the extent such failure materially prejudices the Indemnifying Party). Unless otherwise agreed to by the parties hereto, the Indemnifying Party will assume and direct the defense of such claim, including the employment of counsel, and all fees and expenses incurred in connection with defending or settling the claim will be borne solely by the Indemnifying Party. The Indemnifying Party shall not settle any claim, other than any settlement involving only the payment of monetary damages, without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld, conditioned or delayed. The Indemnified Party will cooperate in all reasonable respects with the Indemnifying Party and such attorneys in the investigation, trial and defense of the claim and any appeal arising therefrom. All reasonable and documented costs and expenses incurred in connection with an Indemnified Party’s cooperation will be borne by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of such claim.

13.       Authority to Contract. Each party represents and warrants to the other that the execution and delivery of this Agreement and the performance of the provisions hereof have been duly authorized by all necessary action on its part, that this Agreement has been duly and validly executed and delivered by it, that this Agreement constitutes a valid and legally binding agreement enforceable against it in accordance with its terms, and that neither the execution and delivery of this Agreement nor the performance of the provisions hereof constitute or will constitute a violation of any contract, indenture, or other agreement or relationship to which it is a party or by which it is bound.

14.       Entire Agreement. This Agreement supersedes all prior oral or written negotiations, understandings or agreements between the parties with respect to the subject matter hereof. Except as otherwise set forth in this Agreement and the Consulting and Marketing Agreement, there are no agreements, understandings, commitments, representations, or warranties with respect to the subject matter hereof. This Agreement and the terms, covenants

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and conditions set forth herein shall inure to the benefit of and will be binding on the parties hereto and their respective successors in interest and permitted assigns.

15.	Assignment; Termination; Change of Control.

(a)       Subject to Section 15(b) hereof, neither the Company nor BMS shall assign or subcontract its rights and obligations under this Agreement without the prior written notice of the other party.

(b)       Notwithstanding Section 15(a) hereof, the Company has the right to assign this Agreement in connection with the sale of (A) a majority of the Company’s Common Stock or (B) all or substantially all of the Company’s assets (each, a “Change of Control Event”).

(c)       Subject to the conditions in Section 15(f), in the event of a Termination without Cause (as defined in the Consulting and Marketing Agreement) of the Consulting and Marketing Agreement, the Options due to vest on the next Vesting Date shall vest upon the date of termination of the Consulting and Marketing Agreement or, at the option of the Company, an earlier date.

(d)       Subject to the conditions in Section 15(f), in the event of the termination of the Consulting and Marketing Agreement in connection with a Change of Control Termination (as defined therein), the Options due to vest on the next Vesting Date shall vest upon the date of shareholder approval of the Change of Control Event (the “Closing Date”) or, at the option of the Company, an earlier date.

(e)       Subject to the conditions in Section 15(f), in the event the Company is obligated to make payments in lieu of option grants pursuant to Sections 11(b) through (g) of this Agreement and in the event of a Change of Control Event, the payment due on the next payment date shall be paid to BMS upon the termination date or the Closing Date.

(f)        Notwithstanding Section 15(c), 15(d) and 15(e) above, in the event of the termination of the Consulting and Marketing Agreement by BMS or in connection with a Termination with Cause (as defined therein) or the death or disability of Bradley or a Change of Control Event in which the purchaser of the Company’s Common Stock or acquirer of the Company’s assets confirms in writing its desire for BMS to continue to provide substantially the same services under the Consulting and Marketing Agreement following the Change of Control Event, no additional Options will vest or payments pursuant to Section 11 will be made.

16.       Amendment. This Agreement may not be amended, modified, waived or canceled except by a writing signed by each party hereto.

17.       Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Agreement may be executed with the signatures to be transmitted by facsimile. A facsimile signature shall be treated for all purposes as an original signature.

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18.       Severability. Each provision of this Agreement is intended to be severable. If any provision hereof shall be determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such provision shall be severed from this Agreement and shall not affect the validity of the remainder of this Agreement, unless the essential purposes of this Agreement would thereby be frustrated.

19.       No Waiver. No consent or waiver, express or implied, by either party hereto of any term or provision of this Agreement, or of any breach or default by the other party in the performance of its obligations hereunder shall be valid unless in writing, and no such consent or waiver shall be deemed or construed to be the consent or waiver by such party of any other term or provision of this Agreement, or of any other breach or default by the other party in the performance of its obligations hereunder. Failure on the part of either party to object to any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.

20.       Headings. The headings of the sections of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

21.       Notices. All notices and other communications required or permitted under this Agreement shall be in writing and hand delivered, sent by registered first class mail, postage pre-paid, or sent by nationally recognized express courier service or by facsimile to the recipient party’s address set forth below, or at such other address as either party shall provide to the other party. Such notices and other communications shall be effective upon receipt if hand delivered, five (5) days after mailing if sent by mail, the next business day if sent by overnight courier and the date of delivery if sent by facsimile and a confirmation is received.

If to the Company:	Penn Treaty American Corporation 3440 Lehigh Street Allentown, PA 18103 Attention: Mr. William W. Hunt Facsimile: (610) 967-6502
with a copy to: Jane M. Bagley, Esq. Penn Treaty American Corporation 3440 Lehigh Street Allentown, PA 18103 Facsimile: (610) 967-1098
If to BMS:	Ralph H. Bradley, Jr. Bradley Management Services, LLC 12 Ardmoor Lane Chadds Ford, PA 19317 Facsimile: (610) 388-3852

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22.       Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[Signatures on the Following Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

PENN TREATY AMERICAN CORPORATION
By: /s/ William W. Hunt Name: William W. Hunt Title: President and CEO

BRADLEY MANAGEMENT SERVICES, LLC
By: /s/ Ralph H. Bradley, Jr. Name: Ralph H. Bradley, Jr. Title: Principal

EXHIBIT A

VESTING SCHEDULE

Date of Vesting	Vested Options	Target New Business Long Term Care Insurance Sales through FA / Affinity Channel ($ in MM)*
Immediate upon the Option Grant Date	20,000	-
Year 1 Vesting Date (July 1, 2008)	33,333	$2.0
Year 2 Vesting Date (April 1, 2009)	33,333	21.1
Year 3 Vesting Date (April 1, 2010)	33,333	42.2
Year 4 Vesting Date (April 1, 2011)	40,000	85.2
Year 5 Vesting Date (April 1, 2012)	40,000	135.3
TOTAL	200,000	$285.8

* Target New Business Long Term Care Insurance Sales through FA/Affinity Channel includes issued and annualized new business sales through the Company’s PersonaLTC™ program, EZLTC App™ program and other programs jointly developed and agreed to by the Company and BMS.

The vesting schedule of Options stated above shall be subject to the following adjustments:

1.

Failure by BMS to achieve the Target New Business Sales through FA/Affinity Channel set forth in the above table (the “Target Sales”) in any given year shall result in a proportionate reduction in the number of Options issued to BMS for that year. **

2.

Sales generated by BMS above the Target Sales in any given year shall result in a proportionate increase in the number of Options issued to BMS for that year. In no circumstance, however, shall the number of Options issued prior to the Year 1 Vesting Date exceed 125% of the number of Options stated in the above table for that year. In the event that prior to the Year 1 Vesting Date BMS generates sales that exceed 125% of the Target Sales, the proportionate Options in excess of 125% will accrue to the following year.***

In no circumstances shall the number of Options issued to BMS under this Agreement exceed 200,000, provided that, if BMS exceeds the total Target Sales prior to the Year 5 Vesting Date, the Company will in good faith consider entering into an arrangement with BMS for additional option grants, subject to approval by the Company’s Board of Directors and shareholders.

3.

In the event of a Termination without Cause (as defined in the Consulting and Marketing Agreement ) of the Consulting and Marketing Agreement or a Change of Control Event, only the number of Options scheduled to vest on the next vesting date following the termination date shall vest; provided, however, that no additional Options shall vest in the event of the termination of the Consulting and Marketing Agreement by BMS or in connection with a Termination with Cause (as defined therein) or the death or disability of Bradley.

** Example:	If between June 1, 2007 and June 30, 2008 BMS generates 80% of Target Sales, BMS will receive 80% of the Options eligible to be received on July 1, 2008.
*** Example:	If between June 1, 2007 and June 30, 2008 BMS generates 120% of Target Sales, BMS will receive 120% of the Options eligible to be received on July 1, 2008.

EXHIBIT B

The “Current Market Price” per share of Common Stock on any date is:

(i)    if the Common Stock is not registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then the Fair Market Value per share of the Common Stock based upon the Fair Market Value of one hundred percent (100%) of the Company if sold as a going concern and without regard to any discount for the lack of liquidity or on the basis that the relevant shares of the Common Stock do not constitute a majority or controlling interest in the Company and assuming, if applicable, the exercise or conversion of all “in-the-money” warrants, convertible securities, options or other rights to subscribe for or purchase any additional shares of capital stock of the Company or securities convertible or exchangeable into such capital stock; or

(ii)   if the Common Stock is registered under the Exchange Act, the average of the closing prices per share of the Common Stock for thirty (30) consecutive trading days commencing forty-five (45) trading days before the date in question. The term “closing price” of the Common Stock on any day, as indicated in the next day’s Wall Street Journal if so reported in the Wall Street Journal (or if not reported in the Wall Street Journal, as reported by National Quotation Bureau Incorporated or, if not so reported, by a nationally recognized quotation service), shall be (A) the reported closing price (last sale price) of the Common Stock on the principal stock exchange on which the Common Stock is listed, (B) if the Common Stock is not listed on a stock exchange, the reported closing price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or (C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the mean of the final bid and asked prices for the Common Stock as reported by National Quotation Bureau Incorporated if at least two (2) securities dealers have inserted both bid and asked quotations for the Common Stock on at least five (5) of the ten (10) preceding trading days. If none of the foregoing provisions are applicable, the Current Market Price shall be determined in accordance with the preceding clause (i) above. The term “trading day” shall mean (X) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed, (Y) if the Common Stock is not listed on a stock exchange but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (Z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

The term “Fair Market Value” means the value (“Valuation”) obtainable upon a sale in an arm’s length transaction to a third party under usual and normal circumstances, with neither the buyer nor the seller under any compulsion to act, with equity to both, as determined by the Board of Directors of the Company (the “Board”) in good faith, which determination shall be described in a duly adopted Board resolution certified by the Company’s Secretary or Assistant Secretary. If the Board is unable to determine any Valuation, or if the holders of at least fifty-one percent (51%) of all of the Shares then issuable under the Options (collectively, the “Requesting Holders”) disagree with the Board’s determination of any Valuation by written notice delivered to the Company within thirty (30) days after the determination thereof by the Board is communicated to the holders affected thereby, which notice specifies a majority-in-interest of the Requesting Holders’ determination of such Valuation, then following a thirty day period in which Company and Requesting Holders shall attempt to resolve the differences in the Valuation determination, the Company and a majority-in-interest of the Requesting Holders shall select a mutually acceptable investment banking firm of national reputation which has not had a material relationship with the Company, BMS or any director or officer thereof within the preceding two (2) years, which shall determine such Valuation. Such investment banking firm’s determination of such Valuation shall be final, binding and conclusive on the Company and the holders of all of the Options issued hereunder and then outstanding. Any and all costs and fees of such investment banking firm shall be borne 50% by the Company and 50% by BMS.

NOTICE OF ELECTION

The undersigned and Penn Treaty American Corporation (the “Company”) are parties to that certain Option Agreement dated _________________. Pursuant to the terms thereof, the undersigned hereby exercises its option to purchase ___________ shares of the common stock (the “Shares”) par value $0.10 per share of the Company.

Please register the Shares in the name of the undersigned and use the address set forth herein as the registered address of the undersigned.

The undersigned represents and warrants to the Company that it (a) has been advised and understands that the Shares may not be transferred without compliance with all applicable Federal and state securities laws; and (b) has had all material information about the Company’s business and financial condition made available to it prior to exercise of the Option, and was afforded the opportunity to ask questions of and receive answers from the officers and directors of the Company with respect to the Company’s business affairs and prospects.

The undersigned represents and warrants that it is acquiring the Shares for its own account as principal for investment and not with a present view to resale or distribution, and that it has such knowledge and experience in financial and business matters as will enable it to evaluate the merits and risks of the proposed investment in the Shares.

The undersigned understands that the Share certificate shall bear a restrictive legend with respect to the transferability of the Shares.

______________________________	__________________________________ Name:
Address: